JNL/American Funds Global Bond Fund
Class A and B

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://jackson.onlineprospectus.net/jackson/JNLseriestrust/funds. You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated May 1, 2011 are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective.  The Fund seeks a high level of total return through exclusive investment in the shares of the Global Bond Fund (“Master Global Bond Fund” or “Master Fund”), a series of the American Funds Insurance Series.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A1
Management/Administrative Fee	1.39%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	1.67%
Less waiver/reimbursement2	0.55%
Total Annual Net Expenses	1.12%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B1
Management/Administrative Fee	1.39%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.03%
Total Annual Fund Operating Expenses	1.42%
Less waiver/reimbursement2	0.55%
Total Annual Net Expenses	0.87%

1	The fee table and the example reflect the expenses of both the Fund and the Master Fund.
2
JNAM has entered into a contractual agreement with the Fund under which it will waive a portion (currently 0.55%) of its advisory fee for such time as the Fund is operated as a Fund, because during that time it will not be providing the portfolio management portion of the advisory and management services. This fee waiver will continue as long as the Fund is part of a master-feeder fund structure, but in any event, the waiver will continue for at least one year from the date of this Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

Expense Example. (1) This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$114	$473	$856	$1,930

Class B
1 year	3 years	5 years	10 years
$89	$395	$724	$1,654

(1) The example reflects the aggregate expenses of both the Fund and the Master Global Bond Fund.

Portfolio Turnover (% of average value of portfolio).  The Fund, which operates as a “feeder fund”, does not pay transaction costs, such as commissions, when it buys and sells shares of the Master Fund (or ‘turns over” its portfolio).  The Master Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s and Master Fund’s performance.

Period	Master Fund
1/1/2010 – 12/31/2010	106%

Period	Class A
5/1/2010 -12/31/2010	5%

Period	Class B
5/1/2010 -12/31/2010	5%

Principal Investment Strategies.  The Fund operates as a “feeder fund” and seeks to achieve its goal by investing all of its assets in Class 1 shares of the Master Global Bond Fund.

The Master Fund is designed for investors seeking returns through a portfolio of debt securities issued by companies based around the world.

The Master Fund seeks to provide you, over the long term, with as high a level of total return as is consistent with prudent management, by investing at least 80% of its assets in bonds.  The Master Fund invests primarily in debt securities of governmental, supranational and corporate issuers denominated in various currencies, including U.S. dollars.  The Master Fund may invest substantially in securities of issuers domiciled outside the U.S., including issuers in emerging market countries.  Normally, the Master Fund’s debt obligations will consist substantially of investment-grade bond (rated Baa3 or better or BBB- or better by Nationally Recognized Statistical Rating Organizations designeated by the Fund’s investment adviser, or NRSROs, or unrated but determined to be of equivalent quality by the Master Fund’s investment adviser).. The Master Fund may also invest a portion of its assets in lower quality, higher yielding debt securities (rated Ba1 or below and BB+ or below by NRSROs or unrated by determined to be of equivalent quality by the Master Fund’s investment adviser).  Such securities are sometimes referred to as “junk bonds.” The total return of the Master Fund will be the result of interest income, changes in the market value of the Master Fund’s investments and changes in the value of other currencies relative to the U.S. dollar.

The Master Fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.  However, the Master Fund intends to limit its investments in the securities of any single issuer.

An investment in the Master Fund is subject to risks, including the possibility that the value of the Master Fund’s portfolio holdings may fluctuate in response to economic, political or social events in the United States or abroad.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Bonds risk – Rising interest rates will generally cause the prices of bonds and other debt securities to fall.  In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.  Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.  Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

•
Credit risk – The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•	Currency risk – The value of the Master Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Master Fund’s foreign investments.
•
Emerging markets risk – Investments in emerging markets involve greater risk resulting from economic and political systems that typically are less developed, and likely to be less stable, than those of more advanced countries.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions or from problems in security registration or settlement and custody.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.

•
Foreign securities risk – Investments in foreign securities involve risks not typically associated with U.S. investment.  These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments.  In addition, there may be less publicly available information and more volatile or less liquid markets.

•
High-yield bonds, lower-rated bond, and unrated securities – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations.

•
Interest rate risk – When interest rates increase, fixed income securities generally will decline in value.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of equity investments, such as utilities and real estate securities, may be sensitive to interest rate changes.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at advantageous times or prices.

•
Managed portfolio risk– As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions, or particular industries represented in the markets, and competitive conditions.

•
Non-diversification risk – With a smaller number of different issuers, there is more risk than holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation of total return and share price of a non-diversified portfolio.

•	Thinly traded securities risk – There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell.

Performance.  Performance for the Feeder Fund has not been included because the Feeder Fund has less than one calendar year of performance.  Performance for the Feeder Fund will be available in the prospectus in the future.

The information provides some indication of the risks of investing in the Master Fund by showing changes in the Master Fund’s performance from year to year and by showing how the Master Fund’s average annual returns for 1 10 year compare with those of a broad measure of market performance.  The Master Fund’s past performance is not necessarily an indication of how the Master Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Master Global Bond Fund Annual Total Returns as of December 31

Best Quarter (ended 9/30/2010): 7.96%; Worst Quarter (ended 9/30/2008): -4.19%

Master Global Bond Fund Average Annual Total Returns as of December 31, 2010
	1 year	Life of Fund (October 4, 2006)
Class 1	5.44%	7.33%
Barclays Capital Global Aggregate Index	5.54%	6.73%

Management.

Investment Adviser to the Fund:
Jackson National Asset Management, LLC

Currently, JNAM provides those services that are normally provided by a fund’s investment adviser with the exception of portfolio management.

Investment Adviser to the Master Fund:
Capital Research and Management Company (“CRMC”)

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Ellen O. Carr	2009	Senior Vice President – Fixed Income, Capital Research Company
Mark H. Dalzell	2006	Senior Vice President – Fixed Income, CRMC
Thomas H. Hogh	2006	Senior Vice President – Fixed Income, Capital Research Company
James R. Mulally	2008	Senior Vice President – Fixed Income, CRMC

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.